Amendment No. 1
                                       to
                           PURCHASE CONTRACT AGREEMENT


     This Amendment No. 1, dated February _____, 2001, amends the Purchase Contract Agreement (the "Agreement") originally made and entered into as of the 10th day of August, 1999, by and between Bank United Corp., a Delaware corporation ("Bank United") and Bank One N.A. (under its former name, The First National Bank of Chicago), a national banking association ("Bank One"), as permitted by Section 8.1 of the Agreement.

         WHEREAS, Washington Mutual, Inc., a Washington corporation ("Washington Mutual") and Bank United have entered into an Agreement and Plan of Merger dated August 18, 2000, as amended (the "Merger Agreement") whereby Bank United will merge (the "Merger") with and into Washington Mutual and Washington Mutual will be the surviving corporation.

         WHEREAS, Bank United has also agreed that immediately prior to the Merger it will effect a corporate reorganization (the "Reorganization") by merging a wholly owned subsidiary of Bank United with and into Bank United.

         WHEREAS, as a result of the Reorganization, each share of Bank United common stock outstanding at the effective time of the Reorganization, other than shares held by persons properly exercising dissenters' appraisal rights, will automatically convert into (1) a corresponding share of new Bank United common stock and (2) the right to receive a certificate (a "CPR Certificate") representing partial beneficial ownership in a Delaware trust established to receive Bank United's portion of the proceeds, if any, minus certain expenses, of certain litigation Bank United is prosecuting against the federal government. In addition, appropriate and proportionate adjustments must be made to all Bank United 8% Premium Income Equity Securities ("Bank United PIES") to reflect the Reorganization.

         WHEREAS, as a result of the Merger, each share of new Bank United common stock will automatically convert into the right to receive (1) 1.3 shares of Washington Mutual common stock and (2) cash in lieu of fractional shares since no fractional shares of Washington Mutual common stock will be issued in connection with the Merger.

         WHEREAS, as a result of the Merger, each Bank United PIES will automatically convert into the right to receive a Washington Mutual 8% Premium Income Equity Securities (a "Replacement PIES") with substantially identical rights and preferences as the Bank United PIES but with such appropriate and proportionate adjustments must be made to reflect the Reorganization and the Merger.

         WHEREAS, Washington Mutual and Bank One have agreed that the Replacement PIES be issued pursuant to the Agreement and that certain Pledge Agreement among Bank United, Bank One (under its prior name The First National Bank of Chicago) and The Bank of New York, dated August 10, 1999, as amended (the "Pledge Agreement").

         WHEREAS, Washington Mutual, as successor to Bank United, and Bank One have agreed to amend the Agreement to make any appropriate and proportionate adjustments to reflect the Reorganization, the Merger and the issuance of Replacement PIES.

         WASHINGTON MUTUAL AND BANK ONE AGREE AS FOLLOWS:

     1. Each capitalized term used but not defined in this Amendment No. 1 shall have the meaning provided for such term in the Agreement.

     2. This Amendment No. 1 shall be effective on the effective date of the Merger. If the Merger does not become effective, this Amendment No. 1 will not be effective.

     3. Washington Mutual assumes all of the obligations of Bank United under this Agreement, the Purchase Contracts and the Pledge Agreement.

     4. The definition of "Common Stock" in Section 1.1(e) of the Agreement is replaced in its entirety with the following:

     "Common Stock" means the shares of Common Stock, no par value, of the Company.

     5. The definition of "Company" in Section 1.1(e) of the Agreement is replaced in its entirety with the following:

                  "Company" means Washington Mutual, Inc. until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

     6. The following definition is added to Section 1.1(e):

                  "CPR Certificate" means a certificate representing a partial beneficial ownership interest in the Bank United Litigation Contingent Payment Rights Trust, a Delaware trust established by Bank United Corp. to receive Bank United Corp.'s portion of the proceeds, if any, realized from the litigation filed by Bank United Corp., its indirect subsidiary Bank United, and Hyperion Partners L.P. against the United States in the U.S. Court of Federal Claims on July 25, 1995, for alleged failure of the United States to adhere to its agreement to waive or forbear from enforcing certain provisions concerning regulatory capital requirements.

     7. The parenthetical clause "(as may be amended from time to time)" is added to the definition of "Pledge Agreement" in Section 1.1(e) of the Agreement between the clause "dated as of the date hereof," and the clause beginning with the words "by and among the Company".

     8. The parenthetical clause "(as may be amended from time to time)" is added to the definition of "Remarketing Agreement" in Section 1.1(e) of the Agreement between the clause "dated as of the date hereof," and the clause beginning with the words "by and among the Company".

     9. The definition of "Stock" in Section 1.1(e) of the Agreement is replaced in its entirety with the following:

                  "Stock" means the shares of Series H Preferred Stock to be issued by the Company under the Certificate of Designations.

     10. The definition of "Underwriting Agreement" in Section 1.1(e) of the Agreement is replaced in its entirety with the following:

                  "Underwriting Agreement" means the Underwriting Agreement, dated as of August 4, 1999, between Bank United Corp. (the predecessor to the Company) and Lehman Brothers Inc.

     11. The contact information for the Company set forth in Section 1.5 is replaced with the following:

                  If to the Company:

                           Washington Mutual, Inc.
                           1201 Third Avenue
                           Seattle, WA 98101

                           Facsimile No.: (206) 461-5739
                           Attn: Fay L. Chapman

     12. The first paragraph of Section 5.1 of the Agreement is replaced in its entirety with the following:

                           Each  Purchase   Contract  shall,   unless  an  Early
                  Settlement has occurred in accordance with Section 5.9 hereof, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock and CPR Certificates per Purchase Contract equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $44.9250 (the "Threshold Appreciation Price"), (i) 1.4469 shares of Common Stock and (ii) 1.1130 CPR Certificates, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $37.4375, (i) the number of shares of Common Stock equal to 1.3 multiplied times the result of the Stated Amount divided by the Applicable Market Value and (ii) the number of CPR Certificates equal to the Stated Amount divided by the Applicable Market Value, and
                  (c) if the Applicable Market Value is less than or equal to $37.4375, (i) 1.7362 shares of Common Stock and (ii) 1.3356 CPR Certificates, in each case subject to adjustment as provided in Section 5.6. As provided in Section 5.10, no fractional shares of Common Stock or fractional CPR Certificates will be issued upon settlement of Purchase Contracts.

     13. The third paragraph of Section 5.1 of the Agreement is replaced in its entirety with the following:

                           The  "Applicable  Market  Value" means the sum of (a)
                  1.3 times the average of the Closing Price per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date and (b) the average of the Closing Price per CPR Certificate on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date. The "Closing Price" of the Common Stock on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date, (ii) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the

                  Common Stock is so listed, (iii) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. The "Closing Price" of the CPR Certificates on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the CPR Certificates on the Nasdaq National Market on such date, (ii) if the CPR Certificates are not listed for trading on the Nasdaq National Market on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the CPR Certificates are so listed, (iii) if the CPR Certificates are not so reported, the last quoted bid price for the CPR Certificates in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the CPR Certificates on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock or the CPR Certificates, as applicable, (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock or CPR Certificates, as the case may be.

     14. The words  "1.11297  shares of Common  Stock" in the first  sentence of
Section 5.9(b) of the Agreement are replaced by the words "1.4469 shares of Common Stock and 1.1130 CPR Certificates".

     15. The text of Section 5.10 of the Agreement is replaced in its entirety with the following:

                  No fractional shares or scrip representing fractional shares of Common Stock or fractional CPR Certificates shall be issued or delivered upon settlement on the Purchase Contract
                  Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock and CPR Certificates which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock or fractional CPR Certificate which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.10 in a timely manner.

     16. Exhibits A, B, C, D, E and F to the Agreement are replaced in their entirety with Exhibits A, B, C, D, E and F, respectively, attached hereto.

     17. Except as specifically amended by this Amendment No. 1, the Agreement shall remain in full force and effect.

     18. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

     19. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, Washington Mutual and Bank One N.A. have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                       WASHINGTON MUTUAL, INC.


                                       By:
                                           -----------------------
                                       Name:  Fay L. Chapman
                                       Title:  Senior Executive Vice President


                                       BANK ONE N.A.


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------

                                    Exhibit A

                       FACE OF CORPORATE PIES CERTIFICATE

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

NO. _______                                              CUSIP NO. 939322 87 1

NUMBER OF CORPORATE PIES ________

                                              WASHINGTON MUTUAL, INC.

                                 CORPORATE PIES

         This Corporate PIES Certificate certifies that Cede & Co. is the registered Holder of the number of Corporate PIES set forth above. Each Corporate PIES consists of (i) the beneficial ownership by the Holder of one share of Series H Preferred Stock (the "Preferred Stock") of Washington Mutual, Inc., a Washington corporation (the "Company"), having a liquidation preference of $50, subject to the Pledge of such Preferred Stock by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Preferred Stock constituting part of each Corporate PIES evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Corporate PIES.

         The Pledge Agreement provides that all payments of the liquidation preference with respect to any of the Pledged Preferred Stock or cash dividends on any Pledged Preferred Stock (as defined in the Pledge Agreement) constituting part of the Corporate PIES received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of (A) cash dividends with respect to Pledged Preferred Stock and (B) any payments of the liquidation preference with respect to any Preferred Stock or security entitlements thereto that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 12:00 p.m., New York City time, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and
(ii) in the case of Proceeds from the Remarketing with respect to any of the Pledged Preferred stock or security entitlements thereto, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate PIES of which such Pledged Preferred Stock is a part under the Purchase Contracts forming a part of such Corporate PIES. Dividends on any Preferred Stock forming part of a Corporate PIES evidenced hereby, which is payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing February 16, 2001 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Securities Intermediary, be paid to the Person in whose name this Corporate PIES Certificate (or a Predecessor Corporate PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate PIES Certificate to purchase, and the Company to sell, on August 16, 2002 (the "Purchase Contract Settlement Date"), at a price equal to $50 in cash (the "Stated Amount"), a number of Common Shares, no par value ("Common Stock") of the Company and a number of certificates representing partial beneficial interest in a Delaware trust which will be entitled to receive the Company's portion of the proceeds, if any, less certain expenses, realized in connection with certain litigation Company is prosecuting against the federal government. ("CPR Certificates"), equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Corporate PIES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock and CPR Certificates purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by separate cash or by application of payment received, pursuant to the Remarketing, in respect of the liquidation preference with respect to any Pledged Preferred Stock pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate PIES of which such Purchase Contract is a part.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate PIES evidenced hereby an amount (the "Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, 0.75% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur (computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, a 30-day month and for periods less than a month, the actual number of days elapsed per 30-day period). Such Contract Adjustment Payments shall be payable to the Person in whose name this Corporate PIES Certificate (or a Predecessor Corporate PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Dividends on the Preferred Stock and Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Corporate PIES Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Corporate PIES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    WASHINGTON MUTUAL, INC.

                                    By:   _____________________
                                          Name:
                                          Title:


                                    By:   _____________________
                                          Name:
                                          Title:


                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                    By:  BANK ONE N.A. not individually but
                                    solely as Attorney-in-Fact of such Holder

                                    By:  BANK ONE N.A.,
                                         Name:
                                         Title:


Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Corporate PIES Certificates referred to in the within mentioned Purchase Contract Agreement.


                                    By:  BANK ONE N.A.,
                                    as Purchase Contract Agent


                                    By:  _______________________________
                                         Authorized Officer


                 (FORM OF REVERSE OF CORPORATE PIES CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of August 10, 1999 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company (through its predecessor entity, Bank United Corp.) and Bank One (under its former name, The First National Bank of Chicago), as Purchase Contract Agent (including its successors hereunder, the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Corporate PIES Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate PIES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock and CPR Certificates per Purchase Contract equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $44.9250 (the "Threshold Appreciation

Price"), (i) 1.4469 shares of Common Stock and (ii) 1.1130 CPR Certificates, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $37.4375, (i) the number of shares of Common Stock equal to
1.3 multiplied times the result of the Stated Amount divided by the Applicable Market Value and (ii) the number of CPR Certificates equal to the Stated Amount divided by the Applicable Market Value, and (c) if the Applicable Market Value is less than or equal to $37.4375, (i) 1.7362 shares of Common Stock and (ii)
1.3356 CPR  Certificates,  in each case  subject to  adjustment  as  provided in
Section 5.6. No fractional shares of Common Stock or fractional CPR Certificates will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Corporate PIES to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

         The "Applicable Market Value" means the sum of (a) 1.3 times the average of the Closing Price per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date and (b) the average of the Closing Price per CPR Certificate on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date. The "Closing Price" of the Common Stock on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange on such date, (ii) if the Common Stock is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, (iii) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. The "Closing Price" of the CPR Certificates on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the CPR Certificates on the Nasdaq National Market on such date, (ii) if the CPR Certificates are not listed for trading on the Nasdaq National Market on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the CPR Certificates are so listed, (iii) if the CPR Certificates are not so reported, the last quoted bid price for the CPR Certificates in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the CPR Certificates on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock or the CPR Certificates, as applicable, (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has each traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock or CPR Certificates, as the case may be.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate PIES Certificate may pay the Purchase Price for the shares of Common Stock and CPR Certificates purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or an Early Settlement or a remarketing of the related Pledged Preferred Stock. A Holder of Corporate PIES who does not effect, on or prior to 11:00 a.m. New York City time on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock and CPR Certificates to be issued under the related Purchase Contract from the proceeds of the sale of the related Pledged Preferred Stock held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the third Business Day prior to the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Stock related to this Corporate PIES certificate, any accrued and unpaid dividends on such Pledged Preferred Stock will become payable by the Company to the holder of this Corporate PIES Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock and CPR Certificates in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock and CPR Certificates to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Corporate PIES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Stock forming a part of each Corporate PIES from the Pledge. A Corporate PIES shall thereafter represent the right to receive the Preferred Stock forming a part of such Corporate PIES in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Stock. Upon receipt of notice of any meeting at which holders of Preferred Stock are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Stock, the Agent shall, as soon as practicable thereafter, mail to the Corporate PIES Holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Corporate PIES Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Stock entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Stock constituting a part of such Holder's Corporate PIES and (c) stating the manner in which such instructions may be given. Upon the written request of the Corporate PIES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate liquidation preference of Preferred Stock as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate PIES, the Agent shall abstain from voting the Preferred Stock evidenced by such Corporate PIES.

         The Corporate PIES Certificates are issuable only in registered form and only in denominations of a single Corporate PIES and any integral multiple thereof. The transfer of any Corporate PIES Certificate will be registered and Corporate PIES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Corporate PIES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A holder who elects to substitute a Treasury Security for Preferred Stock thereby creating Treasury PIES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate PIES remains in effect, such Corporate PIES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate PIES in respect of the Preferred Stock and Purchase Contract constituting such Corporate PIES may be transferred and exchanged only as a Corporate PIES. The holder of a Corporate PIES may substitute for the Pledged Preferred Stock securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount equal to the aggregate liquidation preference of the Pledged Preferred Stock in accordance with the terms of the Purchase Contract Agreement and the Pledge

Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the holder's obligation under the Purchase Contract shall be referred to as a "Treasury PIES." A Holder may make such Collateral Substitution only in integral multiples of 20 Corporate PIES for 20 Treasury PIES. Such Collateral Substitution may cause the equivalent aggregate amount of this Certificate to be increased or decreased; provided, however, this Corporate PIES Certificate shall not represent more than ____ Corporate PIES. All such adjustments to the equivalent amount of this Corporate PIES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         A Holder of Treasury PIES may recreate Corporate PIES by delivering to the Securities Intermediary Preferred Stock with an aggregate liquidation preference equal to the aggregate principal amount of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate PIES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Corporate PIES Register.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Corporate PIES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Stock from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early (an "Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Corporate PIES Certificate, the Holder of this Corporate PIES Certificate shall deliver this Corporate PIES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of
(A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment
Payments payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Stock underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate PIES as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to 1.4469 shares of Common Stock and 1.1130 CPR Certificates and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Corporate PIES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate PIES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Corporate PIES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Corporate PIES evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Shares underlying this Corporate PIES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, Proceeds from the Remarketing with respect to any of the Pledged Preferred Stock or security entitlements thereto in respect of the aggregate liquidation preference of the Pledged Preferred Stock on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Corporate PIES Certificate is registered as the owner of the Corporate PIES evidenced hereby for the purpose of receiving payments of dividends payable quarterly on the Preferred Stock receiving payments of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock or a holder of CPR Certificates.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                    as tenants in common

UNIF GIFT MIN ACT -          ---------------Custodian---------------
                             (cust)                       (minor)
                             Under Uniform Gifts to Minors Act of
                             ---------------------------------------


TEN ENT -                    as tenants by the entireties

JT TEN -                     as joint tenants with right of
                             survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.
                             ---------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________________
____________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
============================================================================
____________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Corporate PIES Certificates and all rights thereunder, hereby
irrevocably  constituting  and   appointing_____________________________________
attorney to transfer said Corporate PIES Certificates on the books of Bank United Corp. with full power of substitution in the premises.
Dated: ___________________      _____________________________________________
                                Signature

                                            NOTICE:   The   signature   to  this
                                            assignment  must correspond with the
                                            name as it appears  upon the face of
                                            the    within     Corporate     PIES
                                            Certificates  in  every  particular,
                                            without alteration or enlargement or
                                            any change whatsoever.


Signature Guarantee: ___________________________________

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock and CPR Certificates deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate PIES evidenced by this Corporate PIES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: _______________________          _____________________________________
                                        Signature
                      Signature Guarantee: ________________
                                        (if assigned to another person)

If shares or CPR Certificates
are to be registered in the
name of and delivered to a Person REGISTERED HOLDER other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:



                                        Please   print   name  and   address  of
                                        Registered Holder:



-------------------------------------  -------------------------------------
                 Name                                    Name
-------------------------------------  -------------------------------------
                Address                                 Address
-------------------------------------  -------------------------------------
-------------------------------------  -------------------------------------
-------------------------------------  -------------------------------------


Social Security or other
Taxpayer Identification                 _____________________________________
Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Corporate PIES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate PIES evidenced by this Corporate PIES Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock and CPR Certificates deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate PIES Certificate representing any Corporate PIES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Shares deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ______________________           _____________________________________
                                                       Signature

Signature Guarantee: _____________________________________




         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:



If shares of Common Stock or Corporate REGISTERED HOLDER PIES Certificates are to be registered in the name of and delivered to, and Pledged Preferred Stock are to be transferred to, a Person other than the Holder, please print such Person's name and address:



                                        Please   print   name  and   address  of
                                        Registered Holder:



-------------------------------------  -------------------------------------
                 Name                                    Name
-------------------------------------  -------------------------------------
                Address                                 Address
-------------------------------------  -------------------------------------
-------------------------------------  -------------------------------------
-------------------------------------  -------------------------------------


Social Security or other
Taxpayer Identification
Number, if any                          _____________________________________
-------------------------------------------------------------------------------

Transfer Instructions for Pledged Preferred Stock Transferable Upon Early Settlement or a Termination Event:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]
            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE
The following increases or decreases in this Global Certificate have been made:


      Date          Amount of       Amount of      Number of     Signature of
                   decrease in     increase in        PIES        authorized
                    Number of       Number of     evidenced by    officer of
                       PIES           PIES            this        Trustee or
                   evidenced by   evidenced by       Global       Securities
                       the             the        Certificate      Custodian
                      Global         Global      following such
                   Certificate     Certificate    decrease or
                                    increase
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                                       12

                                    Exhibit B

                        FACE OF TREASURY PIES CERTIFICATE

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

NO.  _____                                               CUSIP NO. 939322 86 3

NUMBER OF TREASURY PIES _________

                                              WASHINGTON MUTUAL, INC.

                                  TREASURY PIES

         This Treasury PIES Certificate certifies that Cede & Co. is the registered Holder of the number of Treasury PIES set forth above. Each Treasury PIES consists of (i) a 1/20 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Bank United Corp., a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury PIES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury PIES.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury PIES Certificate to purchase, and the Company, to sell, on August 16, 2002 (the "Purchase Contract Settlement Date"), at a price equal to $50 in cash (the "Stated Amount"), a number of Common Shares, no par value ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Treasury PIES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the Proceeds from the Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         The Company shall pay on each Payment Date in respect of each Purchase Contract evidenced hereby an amount (the "Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, 0.75% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur (computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, a 30-day month and for periods less than a month, the actual number of days elapsed per 30-day period), as the case may be. Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury PIES Certificate (or a Predecessor Treasury PIES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Treasury PIES Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Treasury PIES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                    WASHINGTON MUTUAL, INC.

                                    By:  _______________________________
                                         Name:
                                         Title:


                                    By:  _______________________________
                                         Name:
                                         Title:




                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                                    By:  BANK ONE N.A., not individually but
                                    solely as Attorney-in-Fact of such Holder

                                    By:  _______________________________
                                         Name:
                                         Title:


Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Treasury PIES referred to in the within-mentioned Purchase Contract Agreement.



                                  By:  BANK ONE N.A., as Purchase Contract Agent

                                  By:  ____________________________
                                  Authorized Officer

                     (REVERSE OF TREASURY PIES CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of August 10, 1999 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company (through its predecessor entity, Bank United Corp.) and Bank One (under its former name, The First National Bank of Chicago), as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Treasury PIES Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury PIES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock and CPR Certificates per Purchase Contract equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $44.9250 (the "Threshold Appreciation Price"), (i) 1.4469 shares of Common Stock and (ii) 1.1130 CPR Certificates, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $37.4375, (i) the number of shares of Common Stock equal to
1.3 multiplied times the result of the Stated Amount divided by the Applicable Market Value and (ii) the number of CPR Certificates equal to the Stated Amount divided by the Applicable Market Value, and (c) if the Applicable Market Value is less than or equal to $37.4375, (i) 1.7362 shares of Common Stock and (ii)
1.3356 CPR  Certificates,  in each case  subject to  adjustment  as  provided in
Section 5.6. No fractional shares of Common Stock or fractional CPR Certificates will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Treasury PIES to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

         The "Applicable Market Value" means the sum of (a) 1.3 times the average of the Closing Price per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date and (b) the average of the Closing Price per CPR Certificate on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date. The "Closing Price" of the Common Stock on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange on such date, (ii) if the Common Stock is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, (iii) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. The "Closing Price" of the CPR Certificates on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the CPR Certificates on the Nasdaq National Market on such date, (ii) if the CPR Certificates are not listed for trading on the Nasdaq National Market on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which the CPR Certificates are so listed, (iii) if the CPR Certificates are not so reported, the last quoted bid price for the CPR Certificates in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (iv) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the CPR Certificates on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock or the CPR Certificates, as applicable, (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has each traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock or CPR Certificates, as the case may be.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury PIES shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement or an Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury PIES equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury PIES who does not effect, on or prior to 11:00 a.m. New York City time on the Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Treasury PIES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury PIES. A Treasury PIES shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury PIES, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         The Treasury PIES Certificates are issuable only in registered form and only in denominations of a single Treasury PIES and any integral multiple thereof. The transfer of any Treasury PIES Certificate will be registered and Treasury PIES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury PIES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Preferred Stock for Treasury Securities, thereby recreating Corporate PIES, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury PIES remains in effect, such Treasury PIES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury PIES in respect of the Treasury Security and the Purchase Contract constituting such Treasury PIES may be transferred and exchanged only as a Treasury PIES. A Holder of Treasury PIES may recreate Corporate PIES by delivering to the Collateral Agent Preferred Stock with an aggregate liquidation preference equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Security shall be referred to as an "Corporate PIES." Such substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, this Treasury PIES Certificate shall not represent more than ____ Treasury PIES. All such adjustments to the equivalent aggregate principal amount of this Treasury PIES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         A Holder of a Corporate PIES may recreate a Treasury PIES by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount equal to the aggregate liquidation preference of the Pledged Preferred Stock in exchange for the release of such Pledged Preferred Stock in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of a Treasury PIES may be effected only in multiples of 20 Corporate PIES for 20 Treasury PIES.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury PIES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Treasury PIES Register.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Treasury PIES Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early (an "Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury PIES the Holder of this Treasury PIES Certificate shall deliver this Treasury PIES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) $50 times
(B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable, if any, on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Treasury Securities underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury PIES as to which Early Settlement is effected equal to 1.4469 shares of Common Stock and 1.1130 CPR Certificates per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Treasury PIES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury PIES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Treasury PIES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Treasury PIES evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury PIES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Treasury PIES Certificate is registered as the owner of the Treasury PIES evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock or CPR Certificates.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                    as tenants in common


UNIF GIFT MIN ACT -          ---------------Custodian---------------
                             (cust)                        (minor)
                             Under Uniform Gifts to Minors Act of______
                             ------------------------------------------


TEN ENT -                    as tenants by the entireties

JT TEN -                     as joint tenants with right of
                             survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.
                        ---------------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_____________________________________________________________
_____________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
-----------------------------------------------------------------------------
_____________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Treasury PIES Certificates and all rights thereunder, hereby irrevocably constituting and appointing______________________________________
attorney to transfer said Treasury PIES Certificates on the books of Bank United Corp. with full power of substitution in the premises.



Dated: ___________________      ______________________________________________
                                Signature

                                NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury PIES Certificates in every particular, without alteration or enlargement or any change whatsoever.


Signature Guarantee: ___________________________________

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury PIES evidenced by this Treasury PIES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: _______________________          _____________________________________
                                        Signature
                                        Signature Guarantee:_________________
                                        (if assigned to another person)


If shares and CPR Certificates
are to be registered in the
name of and delivered to a Person REGISTERED HOLDER other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


                                        Please   print   name  and   address  of
                                        Registered Holder:


-------------------------------------   -------------------------------------
                 Name                                    Name
-------------------------------------   -------------------------------------
                Address                                 Address
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------


Social Security or other
Taxpayer Identification                 __________________________Number, if any

                            ELECTION TO SETTLE EARLY

     The undersigned Holder of this Treasury PIES Certificate irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury PIES evidenced by this Treasury PIES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury PIES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury PIES Certificate representing any Treasury PIES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: ______________________           _____________________________________
                                                       Signature

Signature Guarantee: _____________________________________

         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:


If shares of Common Stock of                REGISTERED HOLDER
Treasury PIES Certificates are to
be registered in the name of and
delivered to and Pledged Treasury
Securities are to be  transferred
to a Person other than the Holder,
please  print such Person's name
and address:


                                        Please   print   name  and   address  of
                                        Registered Holder:


-------------------------------------   -------------------------------------
                 Name                                    Name
-------------------------------------   -------------------------------------
                Address                                 Address
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
Social Security or other
Taxpayer Identification
Number, if any                          _____________________________________


Transfer Instructions for Pledged Treasury Securities Transferable Upon Early Settlement or a Termination Event:

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE
The following increases or decreases in this Global Certificate have been made:



      Date          Amount of       Amount of      Number of     Signature of
                   decrease in     increase in        PIES        authorized
                    Number of       Number of     evidenced by    officer of
                       PIES           PIES            this        Trustee or
                   evidenced by   evidenced by       Global       Securities
                       the             the        Certificate      Custodian
                      Global         Global      following such
                   Certificate     Certificate    decrease or
                                    increase
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
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----------------- --------------- -------------- --------------- --------------
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----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- --------------
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----------------- --------------- -------------- --------------- --------------
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                                       13

                                    EXHIBIT C

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

Bank One N.A.
Attention:

         Re:    ________ PIES of Washington Mutual, Inc. (the "Company")

         The undersigned Holder hereby notifies you that it has delivered to The Bank of New York, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate liquidation preference of [Preferred Stock] [Treasury Securities] in exchange for the [Pledged Preferred Stock] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of August 10, 1999, as amended (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), among you (under your prior name, The First National Bank of Chicago), the Company (through its predecessor entity, Bank United Corp.), the Collateral Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Preferred Stock] [Pledged Treasury Securities] related to such [Corporate PIES] [Treasury PIES].



Date: _______________________           ____________________________________
                                                       Signature
                                        Signature Guarantee:____________________

Please print name and address of Registered Holder:


------------------------------------    ------------------------------------
Name                                    Social Security or other Taxpayer
                                        Identification Number, if any
Address

------------------------------------

------------------------------------

------------------------------------

                                    EXHIBIT D

                       NOTICE FROM PURCHASE CONTRACT AGENT
                                   TO HOLDERS

         (Transfer of Collateral upon Occurrence of a Termination Event)
[HOLDER]
--------------------
Attention:
Telecopy: __________

Re: __________ PIES of Washington Mutual, Inc. (the "Company")

         Please refer to the Purchase Contract Agreement, dated as of August 10, 1999, as amended (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), among the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time.

         We hereby notify you that a Termination Event has occurred and that [the Preferred Stock][the Treasury Securities] underlying your ownership interest in _____ [Corporate PIES][Treasury PIES] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Preferred Stock][Treasury Securities] (the "Released Securities").

         Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate PIES][Treasury PIES] effected through book-entry or by delivery to us of your [Corporate PIES Certificate][Treasury PIES Certificate], we shall transfer the Released Securities by book-entry transfer, or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any [dividends] [interest] thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate PIES][Treasury PIES] are transferred or your [Corporate PIES Certificate][Treasury PIES Certificate] is surrendered or satisfactory evidence is provided that your [Corporate PIES Certificate][Treasury PIES Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:_________________          By:   BANK ONE N.A.
                                      -----------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT E

                        NOTICE TO SETTLE BY SEPARATE CASH

BANK ONE N.A.
Attention:

Re:  ________ PIES of Washington Mutual, Inc. (the "Company")

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Purchase Contract Agreement, dated as of August 10, 1999, as amended (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company (through its predecessor entity, Bank United Corp.) and yourself (under your prior name, The First National Bank of Chicago), as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, on or prior to 11:00 a.m. New York City time, on the [fifth Business Day][Business Day] immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Corporate PIES] [Treasury PIES].


Date: _______________________       ____________________________________
                                    Signature
                                    Signature Guarantee:____________________


Please print name and address of Registered Holder:




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


                                    EXHIBIT F

                       NOTICE FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                 (Payment of Purchase Contract Settlement Price)

The Bank of New York
Attention: Corporate Trust Administration
Telecopy: 212-815-5915

Re:  __________ PIES of Washington Mutual, Inc. (the "Company")

         Please refer to the Purchase Contract Agreement dated as of August 10, 1999, as amended (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company (through its predecessor entity, Bank United Corp.) and the undersigned (under its prior name, The First National Bank of Chicago), as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time.

         In accordance with Section 5.4 of the Purchase Contract Agreement and, based on instructions and Cash Settlements received from Holders of Corporate PIES as of 11:00 a.m, [DATE (fifth Business Day immediately preceding the Purchase Contract Settlement Date)], we hereby notify you that [_____ shares of Preferred Stock] are to be tendered for purchase in the Remarketing. Date:__________________
                                            By:  BANK ONE N.A.
                                      ----------------------------------------
                                      Name:
                                      Title:


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